UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 28, 2007

Date of report (Date of earliest event reported)

FIELDSTONE INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50938	74-2874689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11000 Broken Land Parkway

Columbia, Maryland 21044

(Address of Principal Executive Offices)

(410) 772-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Credit Suisse First Boston Mortgage Capital LLC Amendment No. 11

JPMorgan Chase Bank, N.A. Amendment No. 7

Merrill Lynch Bank USA Amendment No. 5

On June 28, 2007, Fieldstone Investment Corporation (“Fieldstone”) and Fieldstone Mortgage Company, a direct wholly owned subsidiary of Fieldstone (“Fieldstone Mortgage” and collectively with Fieldstone, the “Sellers”), completed amendments to their existing repurchase agreements with the following lenders: Credit Suisse First Boston Mortgage Capital LLC, JPMorgan Chase Bank, N.A., and Merrill Lynch Bank USA. The amendments revise certain financial covenants, including the adjusted tangible net worth and leverage ratios, with which the Sellers expect to be able to maintain compliance through the expected closing of Fieldstone’s proposed merger with a subsidiary of Credit-Based Asset Servicing and Securitization LLC. Each of the amendments imposes an additional event of default should Fieldstone fail to consummate the proposed merger on or before July 31, 2007.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, dividends, achievements or transactions of the company and its affiliates or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such factors that could affect, prevent or delay the closing of the transactions described in this report and such other risk factors affecting Fieldstone include, but are not limited to (i) the potential inability to satisfy the conditions to closing of the merger or the possibility that Fieldstone’s stockholders do not approve the merger; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including any event, change or other circumstance that would reasonably be expected to have a material adverse effect on Fieldstone; (iii) Fieldstone’s ability to implement or change aspects of its portfolio strategy; (iv) interest rate volatility and the level of interest rates generally; (v) the sustainability of loan origination volumes and levels of origination costs; (vi) compliance with the covenants in Fieldstone’s credit and repurchase facilities and continued availability of credit facilities for the liquidity it needs to support its origination of mortgage loans; (vii) the ability to sell or securitize mortgage loans on favorable economic terms or at all; (viii) deterioration in the credit quality of Fieldstone’s loan portfolio; (ix) the nature and amount of competition; (x) the impact of changes to the fair value of Fieldstone’s interest rate swaps on its net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; (xi) deterioration in the performance of Fieldstone’s loans sold and the related repurchase activity; and (xii) other risks and uncertainties outlined in Fieldstone’s periodic reports filed with the SEC. All forward-looking statements are also expressly qualified in their entirety by the cautionary statements detailed from time to time in Fieldstone’s filings with the SEC, including its quarterly reports on Form 10-Q and its annual report on Form 10-K. The information set forth herein speaks only as of the date hereof, and Fieldstone disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

Date: July 5, 2007	By:	/s/ Nayan V. Kisnadwala
Nayan V. Kisnadwala
Executive Vice President and Chief Financial Officer